Filed pursuant to Rule 497(e)

                               TD WATERHOUSE TRUST

                       SUPPLEMENT DATED DECEMBER 26, 2001

                      TO THE PROSPECTUS DATED MAY 30, 2001

                       (SUPERSEDING ALL PRIOR SUPPLEMENTS)

THE FOLLOWING SUPPLEMENTS INFORMATION ON PAGE 30 OF THE PROSPECTUS UNDER THE SUB-HEADING "PRICING YOUR SHARES":

ALL FUNDS

FUND BUSINESS DAYS. Each Fund's net asset value (NAV) per share is computed as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. (Eastern time), on each day during which the NYSE is open.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

THE FOLLOWING SUPPLEMENTS INFORMATION ON PAGES 8-9 OF THE PROSPECTUS:

TD WATERHOUSE ASIAN INDEX FUND AND TD WATERHOUSE EUROPEAN INDEX FUND

CHANGES TO THE MSCI(R) PACIFIC FREE INDEX AND THE MSCI(R) EUROPE INDEX. Morgan Stanley Capital International (MSCI), which administers each of the MSCI Pacific Free Index and the MSCI Europe Index, is implementing changes to the way it constructs these international indices. For example, there will be broader market coverage of each country represented in the indices. These changes are to be phased in and completed by May 2002. In the meantime, MSCI has set up "provisional" indices incorporating the changes, in order to ease the transition for investment managers and investment vehicles (such as the Funds) that seek to track these indices. Each of the TD Waterhouse Asian Index Fund and the TD Waterhouse European Index Fund will seek to track closely the total return of the respective provisional index (before the deduction of Fund expenses) until May 1, 2002, when it will seek to track the revised index.

THE FOLLOWING SUPPLEMENTS INFORMATION ON PAGES 30-31 OF THE PROSPECTUS:

TD WATERHOUSE DOW 30 FUND

DIVIDENDS. Effective February 1, 2002, dividends of the TD Waterhouse Dow 30 Fund's net investment income, if any, will be declared and paid annually.

RELATIONSHIP TO THE DJIA(SM). Effective December 13, 2001, the Board of Trustees determined that the Fund no longer will conduct its operations so that its net asset value per share on any given day will approximate .001 (or 1/1000) of the closing value of the Dow Jones Industrial Average. Accordingly, the Fund has no present intention to effectuate reverse share splits.